                                                                EXHIBIT 10.67


                              AMENDED AND RESTATED
                            BUSINESS LOAN AGREEMENT

                                    BETWEEN

                       BANK OF AMERICA, FSB (THE "BANK")

                                      AND

                       EDUCATIONAL MEDICAL, INC. ("EMI")
                   AND ALL SUBSIDIARIES OF EMI ("BORROWERS")

                              DATED: MARCH 13,1998


                                            TABLE OF CONTENTS
                                            -----------------


1.  DEFINITIONS..................................................................................................7
     1.01  Borrowing Base........................................................................................7
           --------------
     1.02  Acceptable Receivable.................................................................................7
           ---------------------
     1.03  Termination Date......................................................................................9
           ----------------

2.  FACILITY NO. 1: REVOLVING LINE OF CREDIT AMOUNT AND TERMS....................................................9
     2.01  Revolving Line of Credit Amount.......................................................................9
           -------------------------------
     2.02  Availability Period...................................................................................9
           -------------------
     2.03  Conditions to Each Extension of Credit...............................................................10
           --------------------------------------
     2.04  Repayment Terms......................................................................................10
           ---------------
     2.05  Letters of Credit....................................................................................11
           -----------------
     2.06  Swap Contracts.......................................................................................12
           --------------


3.  FACILITY NO. 2: TERM LOAN FACILITY AMOUNT AND TERMS.........................................................13
     3.01  Term Loan Facility...................................................................................13
           ------------------
     3.02  Availability Period..................................................................................14
           -------------------
     3.03  Conditions to Each Extension of Credit...............................................................14
           --------------------------------------
     3.04  Repayment Terms......................................................................................14
           ---------------
     3.05  Letters of Credit....................................................................................15
           -----------------

4.  FACILITY NO. 3: ACQUISITION LINE OF CREDIT AMOUNT AND TERMS.................................................16
     4.01  Acquisition Line of Credit Amount....................................................................16
           ---------------------------------
     4.02  Availability Period..................................................................................16
           -------------------
     4.03  Conditions to Each Extension of Credit...............................................................16
           --------------------------------------
     4.04  Repayment Terms......................................................................................17
           ---------------
     4.05  Letters of Credit....................................................................................18
           -----------------

5.  INTEREST....................................................................................................18
     5.01  Interest Rate.........................................................................................18
           -------------
     5.02  Optional Interest Rate................................................................................19
           ----------------------

6.  COLLATERAL..................................................................................................20
     6.01  Personal Property....................................................................................21
           -----------------
7.  DISBURSEMENTS, PAYMENTS AND COSTS...........................................................................21
     7.01  Requests for Credit..................................................................................21
           -------------------
     7.02  Disbursements and Payments...........................................................................21
           --------------------------


     7.03  Direct Debit.........................................................................................21
           ------------
     7.04  Banking Days.........................................................................................22
           ------------
     7.05  Taxes................................................................................................22
           -----
     7.06  Additional Costs.....................................................................................22
           ----------------
     7.07  Interest Calculation.................................................................................22
           --------------------
     7.08  Default Rate.........................................................................................22
           ------------
     7.09  Overdrafts...........................................................................................23
           ----------
     7.10  Payments in Kind.....................................................................................23
           ----------------

8.  CONDITIONS..................................................................................................23
     8.01  Authorizations.......................................................................................23
           --------------
     8.02  Governing Documents..................................................................................23
           -------------------
     8.03  Security Agreements..................................................................................23
           -------------------
     8.04  Evidence of Priority.................................................................................24
           --------------------
     8.05  Insurance............................................................................................24
           ---------
     8.06  Legal Opinion........................................................................................24
           -------------
     8.07  Good Standing........................................................................................24
           -------------
     8.08  Payment of Closing Fee...............................................................................24
           ----------------------
     8.09  Payment of Expenses and Fees.........................................................................24
           ----------------------------
     8.10  Representations of Corporate Officers................................................................24
           -------------------------------------
     8.11  Other Items..........................................................................................24
           -----------

9.  CONDITIONS..................................................................................................24
     9.01  Organization of Borrower.............................................................................24
           ------------------------
     9.02  Authorization........................................................................................24
           -------------
     9.03  Enforceable Agreement................................................................................24
           ---------------------
     9.04  Good Standing........................................................................................25
           -------------
     9.05  No Conflicts.........................................................................................25
           ------------
     9.06  Financial Information................................................................................25
           ---------------------
     9.07  Lawsuits.............................................................................................25
           --------
     9.08  Collateral...........................................................................................25
           ----------
     9.09  Permits, Franchises..................................................................................25
           -------------------
     9.10  Other Obligations....................................................................................25
           -----------------
     9.11  Income Tax Returns...................................................................................26
           ------------------
     9.12  No Tax Avoidance Plan................................................................................26
           ---------------------
     9.13  No Event of Default..................................................................................26
           -------------------
     9.14  ERISA Plans..........................................................................................26
           -----------
     9.15  Locations of Borrowers...............................................................................27
           ----------------------
     9.16  Subsidiaries.........................................................................................27
           ------------
     9.17  Year 2000 Compliance.................................................................................27
           --------------------



10.  COVENANTS..................................................................................................27
     10.01  Use of Proceeds.....................................................................................27
            ---------------
     10.02  Financial Information...............................................................................27
            ---------------------
     10.03  Fixed Charge Coverage Ratio.........................................................................29
            ---------------------------
     10.04  Total Funded Debt/Adjusted Cash Flow Ratio..........................................................29
            ------------------------------------------
     10.05  Senior Funded Debt/Adjusted Cash Flow Ratio.........................................................30
            -------------------------------------------
     10.06  Financial Information...............................................................................30
            ---------------------
     10.07  Other Debts.........................................................................................30
            -----------
     10.08  Other Liens.........................................................................................31
            -----------
     10.09  Capital Expenditures................................................................................32
            --------------------
     10.10  Dividends...........................................................................................32
            ---------
     10.11  Loans and Investments...............................................................................32
            ---------------------
     10.12  Change of Ownership.................................................................................33
            -------------------
     10.13  Notices to Bank.....................................................................................33
            ---------------
     10.14  Books and Records...................................................................................33
            -----------------
     10.15  Audits..............................................................................................33
            ------
     10.16  Compliance with Laws................................................................................33
            --------------------
     10.17  Preservation of Rights..............................................................................34
            ----------------------
     10.18  Maintenance of Properties...........................................................................34
            -------------------------
     10.19  Perfection of Liens.................................................................................34
            -------------------
     10.20  Cooperation.........................................................................................34
            -----------
     10.21  Insurance...........................................................................................34
            ---------
     10.22  Additional Negative Covenants.......................................................................34
            -----------------------------
     10.23  ERISA Plans.........................................................................................36
            -----------
     10.24  Title IV Program Requirements.......................................................................36
            -----------------------------
     10.25  Subsidiaries........................................................................................37
            ------------

11.  HAZARDOUS WASTE INDEMNIFICATION............................................................................37

12.  DEFAULT....................................................................................................37
     1201  Failure to Pay.......................................................................................38
           --------------
     12.02  Lien Priority.......................................................................................38
            -------------
     12.03  False Information...................................................................................38
            -----------------
     12.04  Bankruptcy..........................................................................................38
            ----------
     12.05  Receivers...........................................................................................38
            ---------
     12.06  Lawsuits............................................................................................38
            --------
     12.07  Judgments...........................................................................................38
            ---------
     12.08  Government Action...................................................................................38
            -----------------
     12.09  Material Adverse Change.............................................................................39
            -----------------------
     12.10  Cross-default.......................................................................................39
            -------------
     12.11  Default under Related Documents.....................................................................39
            -------------------------------



     12.12  Other Bank Agreements...............................................................................39
            ---------------------
     12.13  ERISA Plans.........................................................................................39
            -----------
     12.14  Delisting...........................................................................................39
            ---------
     12.15  Other Breach Under Agreement........................................................................39
            ----------------------------

13.  ENFORCING THIS AGREEMENT; MISCELLANEOUS....................................................................40
     13.01  GAAP................................................................................................40
            ----
     13.02  Georgia Law.........................................................................................40
            -----------
     13.03  Successors and Assigns..............................................................................40
            ----------------------
     13.04  Arbitration.........................................................................................40
            -----------
     13.05  Severability; Waivers...............................................................................41
            ---------------------
     13.06  Reimbursement Costs.................................................................................41
            -------------------
     13.07  Administration Costs................................................................................41
            --------------------
     13.08  Attorneys' Fees.....................................................................................42
            ---------------
     13.09  Joint and Several Liability.........................................................................42
            ---------------------------
     13.10  One Agreement.......................................................................................43
            -------------
     13.11  Disposition of Schedules............................................................................43
            ------------------------
     13.12  Credit Adjustments..................................................................................43
            ------------------
     13.13  Verification of Receivables.........................................................................44
            ---------------------------
     13.14  Indemnification.....................................................................................44
            ---------------
     13.15  Notices.............................................................................................44
            -------
     13.16  Headings............................................................................................44
            --------
     13.17  Counterparts........................................................................................44
            ------------
     13.18  Amendment and Restatement...........................................................................44
            -------------------------



                         List of Certain Defined Terms
                         -----------------------------


 Defined Term                                        Location in Text
 ------------                                        ----------------

 Acceptable Receivable                               Para. 1.2

 BofA                                                Para. 3. l(b)

 banking day                                         Para. 7.4

 Borrower, Borrowers                                 Page  1, First Paragraph

 Borrowing Base                                      Para. 1.1

 Closing Date                                        Page  1, First Paragraph

 Default                                             Para. 13

 EBITDA                                              Para. 10.4

 EMI                                                 Page  1, First Paragraph

 ERISA                                               Para. 9.14(e)

 evens of default                                    Para. 13

 Facilities or Facility                              Para. 5.1

 Facility No. 1                                      Para. 2.1

 Facility No. 1 Commitment                           Para. 2.1

 Facility No. 2                                      Para. 3.1

 Facility No. 2 Commitment                           Para. 3.1

 Facility No. 3                                      Para. 4.1

 Facility No. 3 Commitment                           Para. 4.1

                  AMENDED AND RESTATED BUSINESS LOAN AGREEMENT

     This Agreement, dated as of March 13, 1998 ("Closing Date"), is made among BANK OF AMERICA, FSB (the "Bank"), EDUCATIONAL MEDICAL, INC. ("EMI") and all those subsidiaries of EMI listed on the signature page(s) to this Agreement (EMI and such subsidiaries hereinafter sometimes collectively called the "Borrowers" and individually called a "Borrower").

   PREAMBLE. EMI and its subsidiaries are engaged In a common business enterprise and, in connection therewith, have determined it to be in their mutual economic interests to apply to the Bank on a collective basis for extensions of credit for working capital and to finance continued expansion, with EMI acting as agent for all Borrowers in connection with any requests for, the receipt, disbursement, allocation and administration of, and the repayment of, the extensions of credit to be made hereunder. Accordingly, the Borrowers hereby covenant to and agree with the Bank as follows:

1. DEFINITIONS

In addition to the terms which are defined elsewhere in this Agreement, the following terms have the meanings indicated for the purposes of this Agreement:

     1.01 "Borrowing Base means 80% of the balance due on Acceptable Receivables of the --------------- Borrowers.

     1.02 "Acceptable Receivable means an account receivable of a Borrower which satisfies the following requirements:

          (a) The account has resulted from the sale of goods or the performance of services by the Borrower in the ordinary course of the Borrower's business.

          (b) There are no conditions which must be satisfied before the Borrower is entitled to receive payment of the account. Accounts arising from COD sales, consignments or guaranteed sales are not acceptable.

          (c) The debtor upon the account does not claim any defense to payment of the account.

          (d) The account balance does not include the amount of any counterclaims or offsets which have been or may be asserted against the Borrower by the account debtor (including offsets for any "contra accounts" owed by the Borrower to the account debtor for goods purchased by the

Borrower or for services performed for the Borrower). To the extent any counterclaims, offsets, contra accounts, or credit balances exist in favor of the debtor, such amounts shall be deducted from the account balance.

          (e) The account represents a genuine obligation of the debtor for goods sold and accepted by the debtor, or for services performed for and accepted by the debtor.

          (f) The Borrower has sent an invoice to the debtor in the amount of the account.

          (g) The Borrower is not prohibited by the laws of the state where the account debtor is located from bringing an action in the courts of that state to enforce the debtor's obligation to pay the account. The Borrower has taken all appropriate actions to ensure access to the courts of the state where the account debtor is located, including, where necessary, the filing of a notice of business activities report or other similar filing with the applicable state agency or the qualification by the Borrower as a foreign corporation authorized to transact business in such state.

          (h) The account is owned by the Borrower free of any title defects or any liens or interests of others except the security interest in favor of the Bank, and except as permitted under Paragraph 10.8.

          (i) The debtor upon the account is not any of the following:

          (1) an employee, affiliate, parent or subsidiary of the Borrower, or, an entity which has common officers or directors with the Borrower;

          (2) any state, county, city, town or municipality;

          (3) any person or entity located in a foreign country.

          (j) The account is not in default. An account will be considered it default if any of the following occur:

          (1) The account is not paid within the 180 day period starting on it. billing date; or

          (2) Any petition is filed by or against the debtor obligated upon the account under any bankruptcy law or any other law or laws for the relief of debtors

          (k) The account is not the obligation of a debtor who is in default (as defined above) on 50% or more of the accounts (if more than one) with the Borrower upon which such debtor is obligated.

          (l) The account is not evidenced by a promissory note or chattel paper.

          (m) The account is otherwise acceptable to the Bank.

     1.03 "Termination Date shall mean the third (3rd) anniversary of the date of this Agreement; provided however, that the Bank, in its sole discretion, upon the Borrowers' request, may elect, by giving written notice to the Borrowers to such effect, beginning in the second year of this Agreement, but not later than 120 days before any then effective Termination Date, to extend such "Termination Date" for up to two (2) additional periods of up to one (1) year each on such terms and conditions (which may differ from those set forth herein) as the Bank may offer, and the Borrowers may accept.

2. FACILITY NO. 1: REVOLVING LINE OF CREDIT AMOUNT AND TERMS

     2.01 Revolving Line of Credit Amount.

          (a) During the availability period described below, the Bank will provide a revolving line of credit ("Facility No. 1 ") to the Borrowers. The amount of this revolving line of credit (the "Facility No. 1 Commitment") is equal to the lesser of (i) $10,000,000 or (ii) the Borrowing Base.

          (b) Facility No. 1 is a revolving line of credit for advances with a within line facility for letters of credit. During the availability period, the Borrowers may repay principal amounts and reborrow them.

          (c) Each advance under Facility No. 1 must be for at least $250,000 or for the amount of the remaining available line of credit, if less.

          (d) The Borrowers agree not to permit the sum of outstanding principal amount of advances obtained under Facility No. 1 plus the outstanding amounts of any letters of credit under Paragraph 2.5, including amounts drawn on letters of credit and not yet reimbursed, to exceed the Facility No. 1 Commitment. If the Borrowers exceed this limit, the Borrowers will immediately pay the excess to the Bank upon the Bank's demand.

Unless and until an Event of Default has occurred and is continuing? the Borrowers shall have the right to direct the manner or order in which payments received from the Borrowers under this Paragraph shall be applied to this Facility. From and after the occurrence of an Event of Default and during its continuance, the Bank may apply payments received from the Borrowers under this Paragraph to the obligations of the Borrowers to the Bank in the order and the manner as the Bank, in its discretion, may determine, including to this Facility or the other Facility.

          2.02 Availability Period. Facility No. 1 is available between the date of this Agreement and the Termination Date, unless the Borrowers are in default.

          2.03 Conditions to Each Extension of Credit. Before each extension of credit under Facility No. 1, including the first, the Borrowers will deliver to the Bank (i) a notice of borrowing, in form and detail satisfactory to the Bank, issued by EMI as agent for and on behalf of the Borrowers, specifying the amount of the requested advance, the intended use of the proceeds thereof, the requested disbursement date and the desired interest rate to be applicable, initially, thereto; and (ii) a borrowing base certificate, in form and detail satisfactory to the Bank, issued by EMI as agent for and on behalf of the Borrowers, setting forth the Acceptable Receivables on which the requested extension of credit is to be based and setting forth calculations demonstrating the Borrowers' compliance with the requirements of Paragraphs 10.4 and 10.5 after giving effect to such advance.

          2.04 Repayment Terms

               (a) The Borrowers will pay interest, in arrears, at the then applicable interest rate described below on outstanding advances under Facility No. 1 on the first day of the calendar month following the disbursement of any advance under Facility No. 1 and then on a monthly basis thereafter until payment in full of such advance. The interest rate payable on outstanding advances under Facility No. 1 shall be determined as follows:


                                                Interest                               Interest
                                                Rate shall                             Rate shall be
 If the Test                                    be Reference         -or-              LIBOR Rate
 Ratio is:                                      Rate plus                              plus

 2.0:1 or greater                                  0%                                  1.75%
 1.0:1 or greater, but less than 2.0:1          (.25)%                                 1.50%
 less than 1.0: 1                               (.50)%                                 1.25%

As used herein, (i) "Reference Rate" is defined in Paragraph S.1, (ii) "LIBOR Rate" is defined in Paragraph 5.2, and (iii) the "Test Ratio" shall be the Total Funded Debt/Adjusted Cash Flow Ratio, as defined in Paragraph 10.4. The Test Ratio shall be calculated on a quarterly basis by the Bank from the Borrowers' quarterly or, as the case may be, annual financial statements then most recently delivered to it pursuant to Paragraphs l0.2(a) and l0.2(b), and the interest rate(s) described above shall be adjusted by the Bank, as appropriate, effective as of the first day of the month following the month in which such financial statements are delivered to the Bank, (i) as to all advances then outstanding and any made on or after such date, for all advances which bear interest determined by reference to the Reference Rate and (ii) as to all advances made on or after such date (including any "rollover" of existing LIBOR Rate portions during such period), for LIBOR Rate portions; in each case, until the next such determination by the Bank becomes effective. If, however, the Borrowers fail to timely deliver their quarterly or, as the case may be, annual financial statements to the Bank pursuant to Paragraphs l0.2(a) or l0.2(b) for any fiscal quarter, the Bank shall use an assumed Test Ratio of 2.0: 1 to make its calculations.




               (b) The Borrowers agree to pay the Bank a commitment fee, determined by multiplying (i) the difference between (A) the full amount of the Bank's Facility No. 1 Commitment and (B) the amount of credit which the Borrowers actually use of Facility No. 1, based on the weighted average credit outstanding under Facility No. 1 during the specified period, by (ii) the per annum commitment fee described below, computed as follows:


                                                    The Per Annum
 If the Test                                        Commitment
 Ratio is                                           Fee shall be

 2.0:1 or greater                                   .500%
 1.0:1 or greater but less than 2.0:1               .375%
 less than 1.0:1                                    .250%


with the Test Ratio being computed by the Bank in the same manner, and to take effect at the same time, as is provided in subparagraph (a) above. The calculation of credit outstanding under Facility No. 1 shall include the undrawn amount of letters of credit. This commitment fee shall be due and payable monthly in arrears on the first day of each calendar month until the expiration of the availability period for Facility No. 1, commencing on the first day of the first calendar month following the date of this Agreement.

               (c) The Borrowers will repay in full all principal and any unpaid interest or other charges outstanding under Facility No. 1 no later than the Termination Date.

          2.05 Letters of Credit. Facility No. 1 may also be used for financing standby letters of credit with a maximum maturity not to extend for more than one (1) year or, in any event, beyond the Termination Date. The standby letters of credit will be issued by Bank of America National Trust and Savings Association or its designated affiliate bank (herein, an "issuer") subject to a reimbursement obligation on the part of the Bank (which, in turn, will be reimbursed by the Borrowers). The amount of such letters of credit outstanding at any one time (including amounts drawn on letters of credit and not yet reimbursed) may not exceed $4,000,000. In further regard to these standby letters of credit, the Borrowers agree:

               (a) any sum drawn under a letter of credit issued pursuant to this Section 2.5 and reimbursed by the Bank may, at the option of the Bank, be added to the principal amount outstanding under Facility No. 1. This amount will bear interest and be due as described elsewhere in this Agreement.

               (b) if there is a default under this Agreement, to immediately prepay and make the Bank whole for its liability to the issuer for any outstanding letters of credit.

               (c) the issuance of any letter of credit and any amendment to a letter of credit is subject to the Bank's and the issuer's written approval and must be in form and content satisfactory to the Bank and the issuer and in favor of a beneficiary acceptable to the Bank and the issuer.

               (d) at the Bank's or the issuer's request, to sign the issuer's form application and agreement for standby letters of credit.

               (e) to pay any issuance and/or other fees that the Bank or the issuer notifies the Borrower will be charged for issuing and processing letters of credit for the Borrower.

               (f) to pay the Bank a non-refundable fee equal to 1-1/2% per annum of the average daily balance of the outstanding undrawn amount of each standby letter of credit, payable monthly in arrears. If there is a default under this Agreement, at the Bank's option, the amount of the fee shall be increased by 2% per annum, effective starting on the day the Bank provides notice of the increase to the Borrowers.

          2.06 Swap Contracts. Facility No. 1 may also be used by the Borrowers to obtain "swap contracts" from time to time, which term shall include any agreement, whether or not in writing, relating to any transaction that is an interest rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction cap. collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing. Swap contracts shall be issued by Bank of America National Trust and Savings Association or its designated affiliate (herein, a "swap provider"), subject to a reimbursement obligation on the part of the Bank (which, in turn, will be reimbursed by the Borrowers). The termination value of all such swap contracts outstanding at any one time (including any amounts then subject to reimbursement by the Borrowers, but not then reimbursed) may not exceed, in any event, $3,000,000. All such swap contracts shall have maturity dates not later than, and be co-terminous with, the Termination Date. Swap contracts may be issued only for the reasonable requirements of the Borrowers' business, and no swap contracts may be issued for speculative purposes. In further regard to these swap contracts, the Borrowers agree:

               (a) that any sum for which the Bank reimburses the swap provider pursuant hereto may, at the option of the Bank, be added to the principal amount outstanding under Facility No. 1. This amount will bear interest and be due as described elsewhere in this Agreement.

               (b) that if there is a default under this Agreement, to immediately prepay and make the Bank whole for its liability to the swap provider for any outstanding swap contracts.

               (c) that the issuance of any swap contract (and any amendment to any swap contract) is subject to the Bank's and the swap provider's written approval and must be in form and content satisfactory to the Bank and the swap provider.

               (d) at the Bank's or the swap provider's request, to sign a form application and agreement for swap contracts, commonly known as an "ISDA Contract."

               (e) to pay any issuance and/or other fees that the Bank or the swap provider notifies the Borrowers will be charged for issuing and processing swap contracts for the Borrowers.

3. FACILITY NO. 2: TERM LOAN FACILITY AMOUNT AND TERMS

          3.01 Term Loan Facility.

               (a) During the availability period described below, the Bank will provide a term loan facility to the Borrowers for the purpose of financing, in whole or in part, permitted acquisitions under Paragraph 10.22(e) ("Facility No. 2"). The amount of this term loan facility (the "Facility No. 2 Commitment"), is equal to $11,000,000, initially, subject, however, to reduction as provided in subparagraph (b).

               (b) Each advance obtained under the Facility No. 2 Commitment shall reduce, dollar-for-dollar, borrowing availability under the Facility No. 2 Commitment, but such advance may be re-borrowed, once repaid, if such repayment and subsequent reborrowing occurs within the availability period described in Paragraph 3.2 below. After the availability period for this Facility No. 2 has expired, no further borrowing (or reborrowing) under this Facility No. 2 may be obtained. In addition, the amount of the Facility No. 2 Commitment shall be reduced to $9,000,000, effective on March 31, 1999, and shall continue to be reduced thereafter, in increments of $750,000, on a quarterly basis, commencing on June 30, 1999, and continuing thereafter on each successive September 30, December 31, March 31 and June 30, until the Facility No. 2 Commitment is reduced to zero.

               (c) Each advance under Facility No. 2 must be for at least $500,000, or for the amount of the then remaining available Facility No. 2 Commitment, if less.

               (d) The Borrowers agree not to permit the outstanding principal amount of advances obtained under Facility No. 2 to exceed the Facility No. 2 Commitment (as it will be reduced from time to time). If the Borrowers exceed this limit, the Borrowers will immediately pay the excess to the Bank upon the Bank's demand. Unless and until an Event of Default has occurred and is continuing, the Borrowers shall have the right to direct the manner or order in which payments received from the Borrowers under this Paragraph shall be applied to this Facility. From and after the occurrence of an Event of Default and during its continuance, the Bank may apply any payments received from the Borrowers under this Paragraph to the obligations of the

Borrowers to the Bank in the order and manner as the Bank, in its discretion, may determine, including to this Facility or another Facility.

          3.02 Availability Period. Advances under Facility No. 2 may be made between the date of this Agreement and March 31, 1999, unless the Borrowers are in default.

          3.03 Conditions to Each Extension of Credit. Before each extension of credit is made under Facility No. 2, including the first, the Bank shall receive a notice of borrowing, in form and detail satisfactory to the Bank, issued by EMI as agent for and on behalf of the Borrowers, specifying the amount of the requested advance, the intended use of the proceeds thereof, the requested disbursement date of the requested advance and the desired interest rate to be applicable, initially, thereto, together with evidence satisfactory to the Bank from the Borrowers that (i) the acquisition proposed to be financed is then permitted under Paragraph 10.22(e) and (ii) EMI is then in compliance with the requirements of Paragraphs 10.4 and 10.5 and will remain so after such advance is obtained.

          3.04 Repayment Terms.

               (a) The Borrowers will pay interest, in arrears, at the then applicable interest rate described below, on each advance made under this Facility No. 2 on the first day of each calendar month following its disbursement and then on a monthly basis thereafter and at maturity. The interest rate payable on each advance made under this Facility No. 2 shall be determined as follows:


                                                    Interest                           Interest
                                                    Rate shall                         Rate shall
 If the Test                                        be Reference          -or-         be LIBOR
 Ratio is :                                         Rate plus                          Rate plus

 2.0:1 or greater                                    .25%                              2.125%
 l.0:1 or greater, but less than 2.0:1                 0%                              1.875%
 less than 1.0:1                                    (.25)%                             1.500%

with the Test Ratio, and resulting interest rate, being computed by the Bank in the same manner as is provided in Paragraph 2.4(a).

               (b) The Borrowers will pay the Bank a non-refundable closing fee in respect of Facility No. 2, equal to .125% of the full amount of the Facility No. 2 Commitment, or $13,750, on the date of this Agreement.

               (c) The Borrowers further agree to pay the Bank a commitment fee determined by multiplying (i) the difference between (A) the then full amount of the Bank's Facility No. 2 Commitment and (B) the amount of credit which the Borrowers actually use of the Facility, based on the weighted average credit outstanding under Facility No. 2 during the availability period specified in Paragraph 3.2 (including, for this purpose, letters of credit opened pursuant to Paragraph 3.5 below), by (ii) the per annum commitment fee described below, computed as follows:


                                                             Per Annum
 If the Test                                                 Commitment
 Ratio is                                                    Fee shall be

 2.0:1 or greater                                            .500%
 1.0: 1 or greater, but less than 2.0: 1                     .375%
 less than 1.0:1                                             .250%


The fee shall be due and payable monthly in arrears on the first day of each calendar month until the expiration of the availability period for Facility No. 2, commencing on the first day of the first calendar month following the date of this Agreement.

               (d) The Borrowers will repay in full, all principal or other charges outstanding under this Facility No. 2 on the Termination Date.

          3.05 Letters of Credit. During the availability period specified in Paragraph 3.2, Facility No. 2 may also be used for financing one or more standby letters of credit in an amount not to exceed borrowing availability then existing under this Facility, with a maximum maturity not to extend beyond the end of the availability period or for more than one (1) year in any event, to be issued to the seller under any acquisition otherwise approved by the Bank pursuant to Paragraph 10.22(e). Any such standby letter of credit will be issued by the issuer subject to a reimbursement obligation on the part of the Bank (which, in turn, will be reimbursed by the Borrowers). The amount of advances which the Borrowers may obtain under Facility No. 2 will be reduced dollar-for-dollar by the amount of each such letter of credit so long as it remains outstanding. In further regard to each standby letter of credit, the Borrowers agree:

               (a) any sum drawn under each such letter of credit and reimbursed by the Bank shall constitute an advance under Facility No. 2, bearing interest, and payable as provided in Paragraph 3.4 hereof; and

               (b) the provisions of clauses (b) through (f) of Paragraph 2.5 hereof shall apply in all respects to each such letter of credit.

4. FACILITY NO. 3: ACQUISITION LINE OF CREDIT AMOUNT AND TERMS

          4.01 Acquisition Line of Credit Amount

               (a) During the availability period described below, the Bank will also provide a line of credit to the Borrowers for the purpose of financing, in whole or in part, permitted acquisitions under Paragraph 10.22(e) ("Facility No. 3"). The amount of this acquisition line of credit (the "Facility No. 3 Commitment") is equal to $15,000,000, subject, however, to reduction in each year as provided in subparagraph (b).

               (b) Facility No. 3 is not a revolving line of credit. That is, each advance obtained under Facility No. 3 shall reduce, dollar-for-dollar, the Facility No. 3 Commitment, regardless if and when such advance is made or repaid; that is, an advance made in the first year shall reduce the Facility No. 3 commitment dollar-for-dollar in such year and in all subsequent years;

               (c) Each advance under Facility No. 3 must be for at least $500,000, or for the amount of the then remaining available Facility No. 3 Commitment, if less.

               (d) The Borrowers agree not to permit the outstanding principal amount of advances obtained under Facility No. 3 to exceed the Facility No. 3 Commitment. If the Borrowers exceed this limit, the Borrowers will immediately pay the excess to the Bank upon the Bank's demand. Unless and until an Event of Default has occurred and is continuing, the Borrowers shall have the right to direct the manner or order in which payments received from the Borrowers under this Paragraph shall be applied to this Facility. from and after the occurrence of an Event of Default and during its continuance, the Bank may apply any payments received from the Borrowers under this Paragraph to the obligations of the Borrowers to the Bank in the order and manner as the Bank, in its discretion, may determine, including to this Facility or another Facility.

          4.02 Availability Period. Facility No. 3 is available between the date of this Agreement and the Termination Date, unless the Borrowers are in default.

          4.03 Conditions to Each Extension of Credit. Before each extension of credit under Facility No. 3, including the first, the Bank shall receive a notice of borrowing, in form and detail satisfactory to the Bank, issued by EMI as agent for and on behalf of the Borrowers, specifying the amount of the requested advance, the intended use of the proceeds thereof, the requested disbursement date and the desired interest rate to be applicable, initially, thereto, together with evidence satisfactory to the Bank from the Borrowers that (i) the acquisition proposed to be financed is then permitted under Paragraph l0.22(e) and (ii) EMI is then in compliance with the requirements of Paragraphs 10.4 and l0.5.

          4.04 Repayment Terms.

               (a) The Borrowers will pay interest, in arrears, at the then applicable interest rate described below, on outstanding advances under Facility No. 3 on the first day of the calendar month following the disbursement of any advance under Facility No. 3 and then on a monthly basis thereafter until such advance is paid in full. The interest rate payable on outstanding advances under Facility No. 3 shall be determined as follows:


                                                    Interest                           Interest
                                                    Rate shall                         Rate shall
 If the Test                                        be Reference          -or-         be LIBOR
 Ratio is :                                         Rate plus                          Rate plus

 2.0:1 or greater                                   .50%                               2.25%
 1.0:1 or greater but less than 2.0:1               .25%                               2.00%
 less than l.0:1                                      0%                               1.75%


with the Test Ratio, and resulting interest rate, being computed by the Bank in the same manner as is provided in Paragraph 2.4(a).

               (b) The Borrowers agree to pay the Bank a nonrefundable closing fee for Facility No. 3, equal in amount to .25% of the initial Facility No. 3 Commitment, or $37,500, on the date of this Agreement.

               (c) The Borrowers further agree to pay the Bank a commitment fee determined by multiplying (i) the difference between (A) the then full amount of the Bank's Facility No. 3 Commitment and (B) the amount of credit which the Borrowers actually use of the Facility, based on the weighted average credit outstanding under Facility No. 3 during the specified period, by
(ii) the per annum commitment fee described below, computed as follows:



                                                              Per Annum
 If the Test                                                Commitment
 Ratio is                                                   Fee shall be

 2.0:1 or greater                                           .500%
 1.0:l or greater, but less than 2.0:1                      .375%
 less than 1.0:1                                            .250%


The fee shall be due and payable monthly in arrears on the first day of each calendar month until the expiration of the availability period for Facility No. 3, commencing on the first day of the first calendar month following the date of this Agreement.

               (d) The Borrowers will repay in full all principal or other charges outstanding under this Facility No. 3 no later than the Termination Date

          4.05 Letters of Credit. During the availability period specified in Paragraph 4.2, Facility No. 3 may also be used for financing one or more standby letters of credit in an amount not to exceed borrowing availability then existing under this Facility or $12,000,000, in the aggregate (whichever is the lesser), with a maximum maturity not to extend beyond the end of the availability period or for more than one year or beyond the Termination Date in any event, to be issued to the seller under any acquisition otherwise approved by the Bank pursuant to Paragraph 10..22(e). Any such standby letter of credit will be issued by the issuer subject to a reimbursement obligation on the part of the Bank (which, in turn, will be reimbursed by the Borrowers). The amount of advances which the Borrowers may obtain under Facility No. 3 will be reduced dollar-for-dollar by the amount of each such letter of credit so long as it remains outstanding. In further regard to each standby letter of credit, the Borrowers agree:

               (a) any sum drawn under each such letter of credit and reimbursed by the Bank shall constitute an advance under Facility No. 2, bearing interest, and payable as provided in Paragraph 3.4 hereof; and

               (b) the provisions of clauses (b) through (f) of Paragraph 2.5 hereof shall apply in all respects to each such letter of credit.

5. INTEREST

          5.01 Interest Rate

               (a) Unless the Borrowers elect the optional interest rate described below, the interest rate payable on advances outstanding under Facility No. 1, Facility No. 2 and Facility No. 3 (the "Facilities" or a "Facility") shall be based on the Bank's Reference Rate (described below), plus the addition of a spread, as described more particularly in Paragraphs 2.4(a), 3.4(a) and 4.4(a).

               (b) The "Reference Rate" is the rate of interest publicly announced from time to time by Bank of America, National Trust and Saving Association ("BofA") in San Francisco, California, as its Reference Rate. The Reference Rate is set by BofA based on various factors, including its costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. BofA may price loans to its customers at, above, or below the Reference Rate. Any change in the Reference Rate shall take effect at the opening of business on the day specified in the public announcement of a change in BofA's Reference Rate.

          5.02 Optional Interest Rate. Instead of an interest rate based on the Reference Rate, the Borrowers may elect to have all or portions of their outstanding advances and loans (herein called a "LIBOR Rate Portion") bear interest based on the "LIBOR Rate" (described below), plus the addition of a spread, as described more particularly in Paragraphs 2.4(a), 3.4(a) and 4.4(a). Designation of a LIBOR Rate Portion is subject to the following requirements:

               (a) The interest period during which the LIBOR Rate will be in effect will be one, two, three or six months. The first day of the interest period must be a day other than a Saturday or a Sunday on which BofA is open for business in California, New York and London and dealing in offshore dollars (a "LIBOR Banking Day"). The last day of the interest period and the actual number of days during the interest period will be determined by the Bank using the practices of the London interbank market. No interest period may extend beyond the Termination Date, however.

               (b) Each LIBOR Rate Portion will be for an amount not less than $500,000, and no more than four (4) LIBOR Rate Portions, in total, per each Facility, may be outstanding at any one time.

               (c) The "LIBOR Rate" means the interest rate determined by the following formula, rounded upward to the nearest 1/l00th of one percent. (All amounts in the calculation will be determined by the Bank as of the first day of the interest period.)

         LIBOR Rate =       London Inter-Bank Offered Rate
                            ------------------------------
                             ( 1.00 - Reserve Percentage)

         Where,

               (i) "London Inter-Bank offered Rate" means the interest rate at which BofA's London Branch, London, Great Britain, would offer U.S. dollar deposits in amounts comparable to the LIBOR Rate Portion for the applicable interest period to other major banks in the London inter-bank market at approximately 11:00 a.m. London time two (2) London Banking Days before the commencement of the interest period. A "London Banking Day" is a day on which BofA's London Branch is open for business and dealing in offshore dollars.

               (ii) "Reserve Percentage" means the total of the maximum reserve percentages for determining the reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency Liabilities, as defined in Federal Reserve Board Regulation D, rounded upward to the nearest 1/l00th of one percent. The percentage will be expressed as a decimal, and will include, but not be limited to, marginal, emergency, supplemental, special, and other reserve percentages.

               (d) The Borrowers shall irrevocably request a LIBOR Rate Portion no later than 9:00 a.m. Atlanta time on the LIBOR Banking Day preceding the day on which the London Inter-Bank offered Rate will be set, as specified above; that is, three (3) LIBOR Banking Days before the date on which the requested advance is to be made.

               (e) The Borrowers may not elect a LIBOR Rate with respect to any principal amount which is scheduled to be repaid before the last day of the applicable interest period.

               (f) Any portion of an advance or loan already bearing interest at the LIBOR Rate will not be converted to a different rate during its interest period.

               (g) Each prepayment of a LIBOR Rate Portion, whether voluntary, by reason of acceleration or otherwise, will be accompanied by the amount of accrued interest on the amount prepaid and by a prepayment fee, which shall be equal to the amount (if any) by which:

               (i) the additional interest which would have been payable at the LIBOR Rate, without the addition of any spread; i.e., add-on, during the Reinvestment Period (as defined below) on the amount prepaid had it not been prepaid, exceeds

               (ii) the interest which would have been recoverable by the Bank by relending the amount prepaid at the Reinvestment Rate, for a period starting on the date on which it was prepaid and ending on the last day of the interest period for such portion (or the scheduled payment date for the amount prepaid, if earlier) (the "Reinvestment Period"). The "Reinvestment Rate" shall be the LIBOR Rate, without the addition of any spread, determined as of the date of the prepayment, for the entire Reinvestment Period.

               (h) The Bank will have no obligation to accept an election for a LIBOR Rate Portion if any of the following described events has occurred and is continuing:

               (i) Dollar deposits in the principal amount, and for periods equal to the interest period, of a LIBOR Rate Portion are not available in the London inter-bank market;

               (ii) the LIBOR Rate does not accurately reflect the cost of a LIBOR Rate Portion; or

               (iii) the Borrowers are in default.

6.       COLLATERAL

                 6.01 Personal Property. The Borrowers' obligations to the Bank under this Agreement will be secured by all personal property which the Borrowers now own or will Own in the future and, at the Bank's option, all or portions of any real property (or interests in real property) owned or acquired by the Borrowers from time to time. Collateral shall specifically include, but not be limited to, all accounts receivables and general intangibles of each Borrower, all equipment of each Borrower and the capital stock of each Borrower (other than the capital stock of EMI, and except for any capital stock which, now or hereafter, is encumbered in accordance with Section 10.8(e)). The collateral is further defined in security agreement(s) executed by the Borrowers. In addition, all collateral securing obligations under this Agreement shall also secure all other present and future obligations of the Borrowers to the Bank, any "issuer" or any "swap provider" (as those terms are elsewhere defined herein); and all collateral securing any other present or future obligations of the Borrowers to the Bank, any such "issuer" or any such "swap provider" shall also secure obligations under this Agreement.

7.       DISBURSEMENTS, PAYMENTS AND COSTS.

                 7.01 Requests for Credit. Each request for an extension of credit will be made in writing in a manner acceptable to the Bank, or by another means acceptable to the Bank, to be issued by EMI, as agent for and on behalf of all the Borrowers.

                 7.02 Disbursements and Payments. Each disbursement by the Bank and each payment by the Borrowers will be: (a) made at the Bank's branch (or other location) selected by the Bank from time to time; (b) made for the account of the Bank's branch selected by the Bank from time to time; (c) made in immediately available funds, or such other type of funds selected by the Bank; and (d) evidenced by records kept by the Bank. In addition, the Bank may, at its discretion, require the Borrowers to sign one or more promissory notes to evidence the debt arising from such disbursements.

                 7.03 Direct Debit. The Borrowers agree that after their default in the payment of any such obligation, the Bank may create advances under Facility No. 1 to pay interest, principal payments, and any fees that are due under this Agreement. The Bank will create such advances on the dates the payments become due. If a due date does not fall on a banking day, the Bank will create the advance on the first banking day following the due date. If the creation of an advance under Facility No. 1 causes the total amount of credit outstanding under Facility No. 1 to exceed the limitations set forth in this Agreement, the Borrowers will immediately pay the excess to the Bank upon the Bank's demand. The foregoing shall not constitute a waiver by the Bank of any such default.

                 7.04 Banking Days. Unless otherwise provided in this Agreement, a "banking day" is a day other than a Saturday or a Sunday on which the Bank is open for business in Georgia. All payments and disbursements which would be due on a day which is not a banking day will be due on the next banking day. All payments received on a day which is not a banking day will be applied to the credit on the next banking day.

                  7.05 Taxes.

                       (a) If any payments to the Bank under this Agreement are made from outside the United States, the Borrowers will not deduct any foreign taxes from any payments it makes to the Bank. If any such taxes are imposed on any payments made by the Borrower (including payments under this paragraph), the Borrowers will pay the taxes and will also pay to the Bank, at the time interest is paid, any additional amount which the Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such taxes had not been imposed. The Borrowers will confirm that they have paid any such taxes by giving the Bank official tax receipts (or notarized copies) within 30 days after the due date.

                       (b) Payments made by the Borrowers to the Bank will be made without deduction of United States withholding or similar taxes. If the Borrowers are required to pay U.S. withholding taxes, the Borrowers will pay such taxes in addition to the amounts due to the Bank under this Agreement. If the Borrowers fail to make such tax payments when due, each of the Borrowers indemnifies the Bank against any liability for such taxes, as well as for any related interest, expenses, additions to tax, or penalties asserted against or suffered by the Bank with respect to such taxes.

                 7.06 Additional Costs. The Borrowers will pay the Bank, on demand, for the Bank's costs or losses arising from any statute or regulation, or any request or requirement of a regulatory agency which is applicable to all national banks or a class of all national banks. The costs and losses will be allocated to the advances in a manner determined by the Bank, using any reasonable method. The costs include the following: (a) any reserve or deposit requirements; and (b) any capital requirements relating to the Bank's assets and commitments for credit.

                 7.07 Interest Calculation. Except as otherwise stated in this Agreement, all interest and fees, if any, will be computed on the basis of a

360-day year and the actual number of days elapsed. This results in more interest or a higher fee than if a 365-day year is used.

                 7.08 Default Rate. Upon the occurrence and during the continuation of any default under this Agreement, principal amounts outstanding under this Agreement will at the option of the Bank bear interest at a rate which is two percent (2%) per annum higher than the rate of interest otherwise provided under this Agreement. This will not constitute a waiver of any default. Installments of principal which are not paid when due under this Agreement shall continue to bear interest until paid. Any interest, fees or costs which are not paid when due shall bear interest at the Reference Rate plus two percent (2%) per annum. This may result in compounding of interest.

                 7.09 Overdrafts. At the Bank's sole option in each instance, the Bank may do one of the following:

                       (a) The Bank may make advances under this Agreement to prevent or cover an overdraft on any account of the Borrowers with the Bank or BofA. Each such advance will accrue interest from the date of the advance or the date on which the account is overdrawn, whichever occurs first, at the Reference Rate plus two percent (2%) per annum.

                       (b) The Bank may reduce the amount of credit otherwise available under this Agreement by the amount of any overdraft on any account of the Borrowers with the Bank or BofA. This paragraph shall not be deemed to authorize the Borrowers to create overdrafts on any of the Borrower's accounts with the Bank or BofA.

                 7.10 Payments in Kind. If the Bank requires delivery in kind of the proceeds of collection of any Borrower's accounts receivable, such proceeds shall be credited to interest, principal, and other sums owed to the Bank under this Agreement in the order and proportion determined by the Bank in its sole discretion. All such credits will be conditioned upon collection and any returned items may, at the Bank's option, be charged to the Borrowers.

8. CONDITIONS

                 The Bank must receive the following items, in form and content acceptable to the Bank, before it is required to extend any credit to the Borrowers under this Agreement:

                 8.01 Authorizations. Evidence that the execution, delivery and performance by the Borrowers of this Agreement and any instrument or agreement required under this Agreement have been duly authorized.

                 8.02 Governing Documents. A copy of each Borrower's articles of incorporation and bylaws.

                 8.03 Security Agreements. Signed original security agreements (or amendments to existing security agreements made by the Borrowers in favor of the Bank pursuant to the Existing Loan Agreement), assignments, financing statements and fixture filings (together with collateral in which the Bank requires a possessory security interest), which the Bank may require from any Borrower.

                 8.04 Evidence of Priority. Evidence that security interests and liens in favor of the Bank are valid, enforceable, and prior to all others' rights and interests, except as provided in Paragraph 10.8.

                 8.05 Insurance. Evidence of insurance coverage, as required in Paragraph 1 O.2 1.

                 8.06 Legal Opinion. A written opinion from the Borrowers' legal counsel, covering such matters as the Bank may require. The legal counsel and the terms of the opinion must be acceptable to the Bank.

                 8.07 Good Standing. Certificates of good standing for each Borrower from its state of formation and from any other state in which each Borrower is required to qualify to conduct its business.

                 8.08 Payment of Closing Fee. Payment upon execution of this Agreement of the non-refundable closing fees described in Paragraphs 3.4(b) and 4.4(b) above.

                 8.09 Payment of Expenses and Fees. Payment of all accrued and unpaid expenses incurred by the Bank as required by Paragraph 13.6.

                 8.10 Representations of Corporate Officers. A completed original of the Bank's form of Representations and Warranties of Corporate officers executed by the principal officers of each Borrower.

                 8.11 Other Items. Any other items that the Bank reasonably requires.

9. REPRESENTATIONS AND WARRANTIES

                 When the Borrowers sign this Agreement, and until the Bank is repaid in full the Borrowers make the following representations and warranties. Each request for an extension of credit (including any letter of credit) constitutes a renewed representation:

                 9.01 Organization of Borrower. Each Borrower is a corporation duly formed and existing under the laws of the state where organized.

                 9.02 Authorization. This Agreement, and any instrument or agreement required hereunder, are within the Borrowers' powers, have been duly authorized, and do not conflict with any of their organizational papers.

                 9.03 Enforceable Agreement. This Agreement is a legal, valid and binding agreement of the Borrowers, enforceable against the Borrowers in accordance with its terms, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable.

                 9.04 Good Standing. In each state in which a Borrower does business, it is properly licensed, in good standing, and, where required, in compliance with fictitious name statutes.

                 9.05 No Conflicts. This Agreement does not conflict with any law, agreement, or obligation by which any Borrower is bound.

                 9.06 Financial Information. All financial and other information that has been or will be supplied to the Bank, including the Borrowers' financial statements as of and for the most recently completed fiscal quarter of the Borrowers for which financial statements are available, is:

                       (a) sufficiently complete to give the Bank accurate knowledge of the Borrowers' financial condition.

                       (b) in compliance with all government regulations that apply.

Since the date of the financial statements specified above, there has been no material adverse change in the business condition (financial or otherwise), operations, properties or prospects of the Borrowers.

                 9.07 Lawsuits. There is no lawsuit, tax claim or other dispute pending or threatened against any Borrower which, if lost, would impair such Borrower's financial condition or ability to repay the loans made pursuant hereto, except as have been disclosed in writing to the Bank.

                 9.08 Collateral. All collateral required in this Agreement is owned by the grantor of the security interest free of any title defects or any liens or interests of others, except for those title defects, liens or interests of others, as applicable thereto, specified in Paragraph 10.8.

                 9.09 Permits. Franchises. The Borrowers possess all permits, memberships, franchises, contracts and licenses required and all trademark rights, trade name rights, patent rights and fictitious name rights necessary to enable it to conduct the business in which it is now engaged.

                 9.10 Other Obligations. The Borrowers are not in default on any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation.

                 9.11 Income Tax Returns. The Borrowers have no knowledge of any pending assessments or adjustments of their income tax liabilities for any year.

                 9.12 No Tax Avoidance Plan. The Borrowers' obtaining of credit from the Bank under this Agreement does not have as a principal purpose the avoidance of U.S. withholding taxes.

                 9.13 No Event of Default There is no event which is, or with notice or lapse of time or both would be, a default under this Agreement.

                 9.14 ERISA Plans.

                       (a) The Borrowers have fulfilled their obligations, if any, under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability with respect to any Plan under Title IV of ERISA.

                       (b) No reportable event has occurred under Section 4043(b) of ERISA for which the PBGC requires 30 day notice.

                       (c) No action by the Borrowers to terminate or withdraw from any Plan has been taken and no notice of intent to terminate a Plan has been filed under Section 4041 of ERISA.

                       (d) No proceeding has been commenced with respect to a Plan under Section 4042 of ERISA, and no event has occurred or condition exists which might constitute grounds for the commencement of such a proceeding.

                       (e) The following terms have the meanings indicated for purposes of this Agreement:

                       (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

                       (ii) "ER1SA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                       (iii) "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

                       (iv) "Plan" means any employee pension benefit plan maintained or contributed to by the Borrowers and insured by the Pension Benefit Guaranty Corporation under Title IV of ERISA.

                 9.15 Locations of Borrowers. Each Borrower's place of business (or, if such Borrower has more than one place of business, its chief executive of lice) is located at the address listed under such Borrower's signature on this Agreement.

                 9.16 Subsidiaries. No Borrower has any subsidiaries, except as disclosed on Schedule 9.16 attached hereto. All subsidiaries of EMI are Borrowers under this Agreement.

                 9.17 Year 2000 Compliance. The Borrowers have conducted a comprehensive review and assessment of their computer applications and made inquiry of the Borrowers' key suppliers, vendors and customers as they have determined to be appropriate with respect to the "year 2000 problem" (that is, the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) and, based on that review and inquiry, the Borrowers do not believe the year 2000 problem will result in a material adverse change in their business condition (financial or otherwise), operations, properties or prospects, or ability to repay the credit.

10. COVENANTS
                 The Borrowers agree, so long as credit is available under this Agreement and until the Bank is repaid in full:

                 10.01 Use of Proceeds. To use the proceeds of the credit only for working capital and general operating needs under Facility No. 1 and permitted acquisitions under Facility No. 2 and Facility No. 3.

                 10.02 Financial Information. To provide the following financial information and statements in form and content acceptable to the Bank, and such additional information as requested by the Bank from time to time:

                       (a) Within 120 days following the end of EMI's fiscal year (1) consolidated financial statements meeting the requirements of regulation S-X ("Regulation S-X") promulgated by the Securities Exchange Commission ("SEC") for financial statements to be included in EMI's Annual Report on Form 10-K to be filed with the SEC pursuant to the provisions of the Securities Exchange Act of 1934 (the "34 Act") audited (with an unqualified opinion) by a firm of certified public accountants acceptable to the Bank; (2) unaudited annual consolidating statements of operations; and (3) audited balance sheets and statements of operations for the individual schools operated by EMI, likewise accompanied by the unqualified opinion of such certified public accountants.

                       (b) Within 45 days of EMI's first, second and third fiscal quarter (i) unaudited consolidated financial statements meeting the requirements of regulation S-X for financial statements to be included in EMI's Quarterly Report on Form 10-Q to be filed with the SEC pursuant to the provisions of the "34 Act," (ii) unaudited quarterly consolidating statements of operations for the applicable quarter, and (iii) unaudited statements of operations for the individual schools operated by EMI.

                       (c) Within 30 days of the period's end, EMI's monthly
(i) unaudited consolidated statements of operations for the applicable period,
(ii) unaudited monthly consolidating statements of operations for the applicable period, and (iii) unaudited statements of operations for the individual schools operated by EMI for the applicable period.

                       (d) Copies of EMI's Form 10-K Annual Report and Form 10-Q Quarterly Report within 5 days after the date of filing with the Securities and Exchange Commission, copies of EMI's Form 8-K Current Report within 1 business day after the date of its filing with the Securities and Exchange Commission and copies of any news releases within 1 business day after their publication.

                       (e) Within the period(s) provided in (a) and (b) above, a compliance certificate of the Borrowers signed by an authorized financial officer of EMI, as agent for the Borrowers, setting forth (i) the information and computations (in sufficient detail) to establish that the Borrowers are in compliance with all financial covenants contained herein at the end of the period covered by the financial statements then being furnished and (ii) whether there existed as of the date of such financial statements and whether there exists as of the date of the certificate, any default under this Agreement and, if any such default exists, specifying the nature thereof and the action the Borrowers are taking and propose to take with respect thereto.

                       (f) A borrowing certificate, signed by EMI, as agent for the Borrowers, setting forth the amount of Acceptable Receivables as of the last day of each fiscal month as to which average daily advances outstanding under Facility No. 1 equaled or exceeded $5,000,000 within 30 days after each month end and as of the last day of each fiscal quarter within 45 days after each quarter end, and on a pro forma basis in connection with each proposed advance under either Facility No. 2 or Facility No. 3.

                       (g) Statements showing an aging and reconciliation of the Borrowers' receivables upon Bank's request.

                       (h) A statement showing an aging of accounts payable of the Borrowers upon Bank's request.

                       (i) A listing of the names and addresses of all debtors obligated upon the Borrowers' accounts receivable upon the Bank's request.

                       (j) Promptly upon the Bank's request, such other statements, lists of property and accounts, budgets, forecasts, reports or information as to the Borrowers, any school, or group of schools, and as to each guarantor of the Borrowers' obligations to the Bank as the Bank may request from time to time.

                       (k) a report of continuing compliance and eligibility in respect of all Title IV Program Requirements within 120 days after each fiscal year end of EMI, such report to demonstrate, among other things, each school's continuing maintenance of prescribed- financial responsibility standards which are part of the Title IV Program Requirements, to include calculations demonstrating maintenance of at least the following: (i) a 1:1 "acid test;"
(ii) a positive tangible net worth; and (iii) net operating results (two years) which do not show an aggregate net loss of 10% of tangible net worth.

                 10.03 Fixed Charge Coverage Ratio. To maintain on a consolidated basis a Fixed Charge Coverage Ratio of at least the ratio set forth below for each fiscal quarter end occurring within each "Applicable Period" set forth below:

Applicable Period                                    Ratio
----------------------------------                   --------
 Fiscal year ending March 31, 1998                   1.10:1.0
 Fiscal year ending March 31, l999                   1.15:1.0
 Fiscal year ending March 31, 2000                   1.20:1.0
 and each fiscal year thereafter

"Fixed Charge Coverage Ratio" means the ratio of (1) Adjusted EBIRTDA to (2) the sum of interest expense, lease expense and rent expense plus scheduled debt repayments capital expenditures of EMI and its subsidiaries (excluding therefrom any payment made in respect of permitted school acquisitions), on a consolidated basis, in the preceding four fiscal quarters. "Adjusted EBIRTDA" means the sum of net income after taxes (considered without regard to any extraordinary items of gain or loss unless otherwise approved by the Bank after consultation with EMI), EM interest expense, lease expense and rent expense, plus tax expense, ~ depreciation and amortization expense, on a consolidated basis. This ratio will be calculated at the end of each fiscal quarter of EMI, using the results of that quarter and each of the three immediately preceding quarters.

                 10.04 Total Funded Debt/Adjusted Cash Flow Ratio. To maintain on a consolidated basis a Total Funded Debt/Adjusted Cash Flow Ratio of not more than 3.0:1.

"Total Funded Debt/Adjusted Cash Flow Ratio" means the ratio of Total Funded Debt to Adjusted Cash Flow. "Total Funded Debt" means purchase money debt (including, without limitation, any such debts to sellers of schools, but excluding trade payables) and indebtedness for money borrowed and guarantees of such debts, including, without limitation, any debts represented by notes payable, bonds, debentures, capitalized lease obligations and letters of credit and any subordinated debt, of EMI and its subsidiaries, on a consolidated basis. "Adjusted Cash Flow" means the sum of (a) "EBITDA" (as defined below) of EMI and its consolidated subsidiaries less dividends, withdrawals, loans, advances, and other distributions to any stockholders, of EMI and its subsidiaries on a consolidated basis and (b) 75 of EBITDA for all schools acquired by EMI during the measurement period (to the extent that the operating results of such schools would not otherwise be included in the calculation set forth in the preceding clause (a)). For purposes hereof "EBITDA" for any entity shall mean net income after taxes of such entity (considered without regard to any extraordinary items of gain or loss unless otherwise approved by the Bank after consultation with

EMI), and, in the case of EMI, its consolidated subsidiaries, after adjustment to reflect the following, as applicable: plus in the case of any newly acquired school, any non-recurring charges or expenses; plus interest expense; plus tax expense; plus depreciation and amortization expense, each for the same said entities and period. This ratio will be calculated (a) at the end of each fiscal quarter of EMI, using the results of that quarter and each of the three immediately preceding quarters and (b) prior to the making of any loan or advance hereunder under any of the Facilities, on a pro forma basis, as of the most recently ended fiscal quarter of EMI, after giving effect to such loan or advance.

                 10.05 Senior Funded Debt/Adjusted Cash Flow Ratio. To maintain a Senior Funded Debt/Adjusted Cash Flow Ratio of not more than 2.25:1 during the fiscal years of EMI and its consolidated subsidiaries ending March 31, 1998 and March 31, 1999 and 2.0:1.0 during each fiscal year thereafter.

"Senior Funded Debt/Adjusted Cash Flow Ratio" means the ratio of "Senior Funded Debt" to "Adjusted Cash Flow." Senior Funded Debt is equal to Total Funded Debt (as defined above) less any such debt which has been subordinated, in a form, manner and substance acceptable to the Bank, to all of the Borrowers' obligations to the Bank. "Adjusted Cash Flow" has the meaning described in Paragraph 10.4 above. This ratio will be calculated (a) at the end of each fiscal quarter, using the results of that quarter and each of the three immediately preceding quarters (b) and prior to the making of any loan or advance hereunder under any of the Facilities, on a pro forma basis, as of the most recently ended fiscal quarter of EMI, after giving effect to such loan or advance.

                 10.06 Total Liabilities to Net Worth Ratio. To maintain at all times on a consolidated basis a ratio of total liabilities to book net worth of not more than 1.6 to 1.0. "Total liabilities" and "book net worth" shall have the respective meanings given to such terms under GAAP.

                 10.07 Other Debts. Not to have outstanding or incur any direct or contingent liabilities or lease obligations (other than those to the Bank, any "issuer," any "swap provider" or any of its other affiliates, whether arising pursuant hereto or otherwise), or Become liable for the liabilities of others (other than those to the Bank or any of its affiliates, whether arising pursuant hereto or otherwise) without the Bank's written consent. This does not prohibit:

                       (a) Acquiring goods, supplies, or merchandise on normal trade credit.

                       (b) Endorsing negotiable instruments received in the usual course of business.

                       (c) obtaining surety bonds in the usual course of business.

                       (d) Liabilities in existence on the date of this Agreement disclosed in the Borrowers' financial statements described in Paragraph 9.6.

                       (e) Additional debts and lease obligations for the acquisition of fixed or capital assets, to the extent permitted elsewhere in this Agreement.

                       (f) unsecured (except for permitted liens, as described below) debt to sellers of schools provided that (i) such indebtedness is on terms and conditions satisfactory to the Bank and (ii) the maximum amount of such indebtedness does not exceed $10,000,000.

                       (g) swap contracts, as defined in Paragraph 2.6. to the extent made in accordance with the terms thereof.

                       (h) Additional debts and lease obligations incurred for business purposes not otherwise described in, and permitted by, subparagraphs
(a) through (g) above, which, m aggregate amount, do not exceed a total principal amount of $2,000,000 outstanding at any one time.

                 10.08 Other Liens. Not to create, assume, or allow any security interest or lien (including judicial liens) on property the Borrowers now or later own, except:

                       (a) Deeds of trust and security agreements in favor of the Bank, any "issuer" or any "swap provider" or any of its other affiliates, whether arising pursuant hereto or otherwise.

                       (b) Liens for taxes not yet due.

                       (c) Liens outstanding on the date of this Agreement and disclosed in writing to the Bank on Schedule 10.8 attached hereto.

                       (d) Additional purchase money security interests in personal or real property acquired after the date of this Agreement, if the total principal amount of all debts secured by such liens does not exceed $2,500,000 at any one time.

                       (e) Pledges of a school's capital stock given to support the payment of permitted purchase money debt to the seller of a school pursuant to an acquisition permitted in Paragraph 10.22(e).

                       (f) Liens which the DOE may claim in respect of certain deposit accounts which the schools may be required to maintain for the receipt of funds under Title IV Programs as part of the Title IV Program Requirements.

                       (g) Liens in the form of letters of credit issued to seller under Facility No. 2 or Facility No. 3.

                  10.09 Capital Expenditures. Not to spend more than the following amounts in any specified fiscal year to acquire fixed or capital assets (except any made for permitted school acquisitions under Paragraph 10.22(e)):

 Fiscal Year

 Ending                                    Amount

 March 31, 1999                            $4,000,000
 March 31, 2000                            $5,000,000
 March 31, 2001                            $6,000,000

                  10.10 Dividends. Not to declare or pay any dividends on any of its shares except dividends payable to EMI by its subsidiaries and dividends payable in capital stock of a Borrower; and not to purchase, redeem or otherwise acquire for value any of its shares, or create any sinking fund in relation thereto.

                  10.11 Loans and Investments. Not to make any loans or other extensions of credit to, or make any investments in, or make any capital contributions or other transfers of assets to, any individual or entity, except for:

                       (a) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business.

                       (b) investments in any of the following: (i) marketable, direct obligations of the United States of America and its agencies maturing within three hundred sixty-five (365) days of the date of purchase, (ii) commercial paper issued by corporations maturing 180 days from the date of original issue which is rated "P-1" or better by Moody's or "A-1" or better by S&P, (iii) certificates of deposit maturing within l year of the date of purchase issued by a United States national or state bank having deposits totaling more than

$250,000,000, and whose short-term debt is rated "P- 1" or better by Moody's or "A- l" or better by S&P, and (iv) investments made with, or through, the Bank or BofA.

                       (c) extensions of credit to and investments in other Borrowers.

                       (d) acquisitions of schools permitted under Paragraph 10.22(e).

                  10.12 Change of Ownership. Not to cause, permit, or suffer any change, direct or indirect, in (i) the capital ownership by EMI of its subsidiaries; or (ii) the capital ownership of EMI, to the extent that a report on Form 8-K is required to be filed with the Securities and Exchange Commission disclosing a change in control.

                  10.13 Notices to Bank. To promptly notify the Bank in writing of:

                       (a) any lawsuit claiming damages over $100,000 against a Borrower.

                       (b) any dispute between a Borrower and any government authority which the Bank determines, if resolved adversely to such Borrower, would materially interfere with the conduct of such Borrower's business as then being conducted by it.

                       (c) any failure to comply with this Agreement.

                       (d) any material adverse change in a Borrower's (or any guarantor's) business condition (financial or otherwise), operations, properties or prospects, or ability to repay the credit.

                       (e) any change in a Borrower's name, legal structure, place of business, or chief executive of rice if such Borrower has more than one place of business.

                       (f) any default or event of default under Paragraph 12.

                  10.14 Books and Records. To maintain adequate books and records.

                  10.15 Audits. To allow the Bank and its agents to inspect Borrowers' properties and examine, audit and make copies of books and records at any reasonable time. If any of the Borrowers' properties, books or records are in the possession of a third party, the Borrowers authorize that third party to permit the Bank or its agents to have access to perform inspections or audits and to respond to the Bank's requests for information concerning such properties, books and records.

                  10.16 Compliance with Laws. To comply with the laws (including any fictitious name statute), regulations, and orders of any government body with authority over each Borrower's business (excepting therefrom, however, instances of incidental noncompliance occurring from time to time in the ordinary course of a Borrower's business without actual knowledge of a Borrower, which the Bank determines are immaterial to the operation of its business and are capable of being cured without any significant disruption to such business). The foregoing shall include, specifically, but without limitation, compliance with all Title IV Program Requirements, as prescribed with more particularity in Section 10.24.

                  10.17 Preservation of Rights. To maintain and preserve all rights, privileges, and franchises the Borrowers now have.

                  10.18 Maintenance of Properties. To make any repairs, renewals, or replacements to keep the Borrowers' properties in good working condition.

                  10.19 Perfection of Liens. To help the Bank perfect and protect its security interests and liens, and reimburse it for related costs it incurs to protect its security interests and liens.

                  10.20 Cooperation. To take any action reasonably requested by the Bank to carry out the intent of this Agreement.

                  10.21  Insurance.

                       (a) Insurance Covering Collateral. To maintain all risk property damage insurance policies covering the tangible property comprising the collateral. Each insurance policy must be in an amount acceptable to the Bank. The insurance must be issued by an insurance company acceptable to the Bank and must include a lender's loss payable endorsement in favor of the Bank in a form acceptable to the Bank.

                       (b) General Business Insurance. To maintain insurance satisfactory to the Bank as to amount, nature and carrier covering property damage (including loss of use and occupancy) to any Borrower's properties, public liability insurance including coverage for contractual liability, product liability and workers' compensation, and any other insurance which is usual for the Borrowers' businesses.

                       (c) Evidence of Insurance. Upon the request of the Bank, to deliver to the Bank a copy of each insurance policy, or, if permitted by the Bank, a certificate of insurance listing all insurance in force.

                 10.22 Additional Negative Covenants. Not to, without the Bank's written consent:

                       (a) engage in any business activities substantially different from the Borrowers' present businesses.

                       (b) liquidate or dissolve any of the Borrowers' businesses.

                       (c) enter into any consolidation, merger, or other combination, or become a partner in a partnership, a member of a joint venture, or a member of a limited liability company, except (i) in connection with any acquisition permitted under subparagraph (e) and (ii) that Subsidiaries of EMI may merge, combine or consolidate with each other or with EMI (so long as, in the case of any merger, combination or consolidation with EMI, EMI is the survivor).

                       (d) sell, lease, transfer or dispose of all or a substantial part of a Borrower's business or a Borrower's assets, except, in the case of any Borrower, to any other Borrower.

                       (e) acquire or purchase a business or its assets; provided, however, that, acquisitions of all, or substantially all, of the assets of, or of all or a controlling interest in the shares of capital stock of, any business engaged in the provision of career-oriented, postsecondary education within the United States (herein, a "school"), shall be permitted, if, but only if: (i) no default then exists under this Agreement, or would be caused by, or would result from, such proposed acquisition (after giving pro forma effect to such acquisition, in respect of the financial covenants set forth at Paragraphs 10.3 through 10.6); (ii) both (A) the cash consideration payable in respect of such acquisition does not exceed $5,000,000, and (B) the cash consideration payable in respect of such acquisition (subject to the foregoing limitation) plus the amount of any assumed liabilities plus the amount of any seller debt does not exceed $10,000,000; (iii) the incremental amount which the Borrower then may borrow under Facility No. 1 (after giving pro forma effect to the proposed acquisition), determined under subparagraphs
(a) and (d) of Paragraph 2.1, is at least $4,000,000; (iv) the school being acquired has a positive EBITDA (computed in the same manner as is defined in Paragraph 10.4 in respect of EMI, after adjustments by the Bank as necessary for excessive compensation amounts and like items) for its most recently concluded period of twelve (12) fiscal months; and (v) the acquisition is not opposed by the board of directors of the school proposed to be acquired; net, it is not a "hostile" acquisition. EMI, as agent on behalf of the Borrowers, shall certify the foregoing to the Bank at the time of such acquisition. Such certification shall include calculations of pro forma compliance with Paragraphs 10.3 through 10.6 on both a consolidated basis (including the school being acquired) and on a stand alone basis for such school. The Bank has reserved to itself the right, in its sole discretion, to consent in writing to any such acquisition notwithstanding the Borrower's non-compliance with one or more of the foregoing conditions, but any such consent may be made subject to such other terms and conditions as the Bank, in its sole discretion, then may elect.

                       (f) sell, assign, lease, transfer or otherwise dispose of any assets, or enter into any agreement to do so, except:

                           (i)   dispositions of inventory,  or used, worn-out
or surplus equipment,  all in the ordinary course of business;

                           (ii)  the sale of equipment to the extent that such
equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment; and

                           (iii) dispositions not otherwise permitted hereunder
which are made for fair market value; provided, that (i) at the time of any disposition, no event of default shall exist or shall result from such disposition, (ii) the aggregate sales price from such disposition shall be paid in cash, and (iii) the aggregate value of all assets so sold by the Borrowers shall not exceed in any fiscal year $250,000.

                       (g) enter into any sale and leaseback agreement covering any of its fixed or capital assets.

                       (h) close, or voluntarily suspend the business of any school (other than for the purpose of consolidating the operations of one school with one or more other schools) for more than 30 days, if that school's contribution (computed as defined in Paragraph 10.24) then represents 5% or more of the total school contributions for the most recently concluded period of four fiscal quarters.

                  10.23 ERISA Plans. To give prompt written notice to the Bank of:

                       (a) The occurrence of any reportable event under Section 4043(b) of ERISA for which the PBGC requires 30 day notice.

                       (b) Any action by a Borrower to terminate or withdraw from a Plan or the filing of any notice of intent to terminate under Section 4041 of ERISA.

                       (c) Any notice of noncompliance made with respect to a Plan under Section 404 1 (b) of ERISA.

                       (d) The commencement of any proceeding with respect to a Plan under Section 4042 of ERISA.

                  10.24 Title IV Program Requirements. To maintain at all times all Title IV Program Requirements for schools representing, in the aggregate, not less than 80% of the total school contributions of all schools operated by the Borrowers. For purposes hereof, "school contributions" for each school shall be computed on a quarterly basis, for the most recently completed period of four fiscal quarters, and shall be equal to each school's total revenue minus all school operating costs (to include training expense, facility expense, advertising expense, sales expense, administrative expense and bad debt expense). "Total school contributions" of all schools shall be the aggregate of each school's contribution.

                  "Title IV Program Requirements" shall mean and include all eligibility, program and general requirements imposed upon schools under Title IV programs administered by the U.S. Department of Education ("DOE") under the Higher Education Act of 1965, as amended, and the regulations thereunder ("Title IV Programs"), including, without limitation, for each of the schools operated by Borrowers (i) its continuing certification by the DOE as an "eligible institution;" (ii) its continuing authorization to offer its programs by the relevant state agency where it is located; (iii) its continuing accreditation by a nationally recognized accrediting agency; (iv) its continuing compliance with respect to maximum rates of default by its students with respect to federally guaranteed or funded student loans; i.e., cohort default rates; (v) its continuing satisfaction of certain financial responsibility standards; (vi) its continuing compliance with standards for maximum acceptable proportions of school revenues derived from Title IV programs, i.e., "85/15" rule; and (vii) its continuing compliance in respect of changes in curriculum, location and control. Without limitation of the foregoing, to the extent that any school is at any time required by the DOE to post a letter of credit, bond or other, similar evidence of financial assurance as a condition to its remaining an "eligible institution," the Bank, in its sole discretion shall have the right to declare that such school shall not be considered as maintaining all Title IV Program Requirements for purposes of this Paragraph.

                  10.25 Subsidiaries. Promptly upon its creation or acquisition, to cause all subsidiaries of Borrowers hereafter created or acquired (including any acquired as schools) to execute a joinder to this Agreement in form and substance acceptable to the Bank whereby such subsidiary shall become a Borrower hereunder.

11. HAZARDOUS WASTE INDEMNIFICATION

                  The Borrowers, jointly and severally, will indemnify and hold harmless the Bank from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance. This indemnity will apply whether the hazardous substance is on, under or about any Borrower's property or operations or property leased to any Borrower. The indemnity includes but is not limited to attorneys' fees (including the reasonable estimate of the allocated cost of in-house counsel and staff). The indemnity extends to the Bank, its parent, its and its parent's subsidiaries (including BofA) and all of their directors, officers, employees, agents, successors, attorneys and assigns. For these purposes, the term "hazardous substances" means any substance which is or becomes designated as "hazardous" or "toxic" under any federal, state or local law. This indemnity will survive repayment of the Borrowers' obligations to the Bank and this Agreement's termination.

12.               DEFAULT

                  If any of the following events occurs (called in this Agreement a "default" or "event of default"), the Bank may do one or more of the following: declare the Borrowers in default, stop making any additional credit available to the Borrowers, and require the Borrowers to repay the entire debt immediately and without prior notice. If an event of default occurs under the paragraph entitled "Bankruptcy," below, with respect to the Borrowers, then, the entire debt outstanding under this Agreement will automatically be due immediately.

                  12.01 Failure to Pay. A Borrower fails to make a payment under this Agreement when due.

                  12.02 Lien Priority. The Bank fails to have an enforceable first lien (except for any prior liens which are expressly permitted to exist under this

Agreement or as to which the Bank has consented in writing) on or security interest in any property given as security for the advances.

                  12.03 False Information. A Borrower (or any guarantor) has given the Bank false or misleading information or representations in respect of any matter, event or occurrence which the Bank determines to be material.

                  12.04 Bankruptcy. A Borrower (or any guarantor) files a bankruptcy petition, a bankruptcy petition is filed against a Borrower (or any guarantor) or a Borrower (or any guarantor) makes a general assignment for the benefit of creditors. The default will be deemed cured if any bankruptcy petition filed against a Borrower (or any guarantor) is dismissed within a period of 60 days after the filing; provided. however. that the Bank will not be obligated to extend any additional credit to the Borrowers during that period.

                  12.05 Receivers. A receiver or similar official is appointed for any Borrower's business, or the business is terminated.

                  12.06 Lawsuits. Any lawsuit or lawsuits are filed on behalf of one or more creditors against a Borrower in an aggregate amount of $100,000 or more in excess of any insurance coverage.

                  12.07 Judgments. Any judgments or arbitration awards are entered against any Borrower (or any guarantor), or any Borrower (or any guarantor) enters into any settlement agreements with respect to any litigation or arbitration, in an aggregate amount of $100,000 or more in excess of any insurance coverage.

                  12.08 Government Action. Any government authority takes action that the Bank believes materially adversely affects any Borrower's (or any guarantor's) financial condition or ability to repay the advances.

                  12.09 Material Adverse Change. A material adverse change occurs in any Borrower's (or any guarantor's) business condition (financial or otherwise), operations, properties or prospects, or ability to repay the advances.

                  12.10 Cross-default. Any default occurs under any agreement in connection with any credit which any Borrower (or any guarantor) or any Borrower's related entities or affiliates has obtained from another lender or which any Borrower (or any guarantor) or any Borrower's related entities or affiliates has guaranteed in the amount of $100,000 or more in the aggregate if the default consists of failing to make a payment when due or gives the other lender the right to accelerate the obligation.

                  12.11 Default under Related Documents. Any guaranty, subordination agreement, security agreement, deed of trust, or other document required by this Agreement is violated or no longer in effect.

                  12.12 Other Bank Agreements. A Borrower (or any guarantor) fails to meet the conditions of, or fails to perform any obligation under any other agreement which a Borrower (or any guarantor) has with the Bank, BofA, any "issuer," any "swap provider" or any other affiliate of the Bank. If, in the Bank's opinion, the breach is capable of being remedied, the breach will not be considered an event of default under this Agreement for a period of 10 days after the date on which the Bank gives written notice of the breach to the Borrowers; provided, however, that the Bank will not be obligated to extend any additional credit to the Borrowers during that period.

                  12.13 ERISA Plans. The occurrence of any one or more of the following events with respect to any Borrower, provided such event or events could reasonably be expected, in the judgment of the Bank, to subject any Borrower to any tax, penalty or liability (or any combination of the foregoing) which, in the aggregate, could have a material adverse effect on the financial condition of any Borrower with respect to a Plan:

                       (a) A reportable event shall occur with respect to a Plan which is, in the reasonable judgment of the Bank likely to result in the termination of such Plan for purposes of Title IV of ERISA.

                       (b) Any Plan termination (or commencement of proceedings to terminate a Plan) or a Borrower's full or partial withdrawal from a Plan.

                  12.14 Delisting. EMI's stock ceases to be listed on NASDAQ for any reason (except for its being listed, instead, on the NYSE or AMEX).

                  12.15 Other Breach Under Agreement. The Borrowers fail to meet the conditions of, or fail to perform any obligation under, any term of this Agreement not specifically referred to in this Article. This includes any failure or anticipated failure by the Borrowers to comply with any financial covenants set forth in this Agreement, whether such failure is evidenced by financial statements delivered to the Bank or is otherwise known to the Borrowers or the Bank. If, in the Bank's opinion, the breach is capable of being remedied, the breach will not be considered an event of default under this Agreement for a period of 10 days after the date on which the Bank gives written notice of the breach to the Borrowers; provided, however, that the Bank will not be obligated to extend any additional credit to the Borrowers during that period.

13 ENFORCING THIS AGREEMENT; MISCELLANEOUS

                  13.01 GAAP. Except as otherwise stated in this Agreement, all financial information provided to the Bank and all financial covenants will be made under generally accepted accounting principles, consistently applied (herein, "GAAP").

                  13.02  Georgia Law. This Agreement is governed by Georgia law.

                  13.03 Successors and Assigns. This Agreement is binding on each Borrower's and the Bank's successors and assignees. The Borrowers agree that they will not assign this Agreement without the Bank's prior consent. The Bank may sell participations in or assign this loan, and may exchange financial information about the Borrowers with actual or potential participants or assignees. If a participation is sold or the loan is assigned, the purchaser will have the right of set-off against the Borrowers.

                  13.04  Arbitration

                       (a) Dispute Resolution. Any controversy or claim between or among the parties or their assignees arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith, including any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration, reference, or trial by a judge as provided hereafter. A controversy involving only a single claimant, or claimants who are related or asserting claims arising from a single transaction, shall be determined by arbitration as described below. Any other controversy shall be determined by judicial reference of the controversy to a referee appointed by the court or, if the court where the controversy is venued lacks the power to appoint a referee, by trial by a judge without a jury, as described below. THE PARTIES AGREE AND UNDERSTAND THAT THEY ARE GIVING -UP THE RIGHT To TRIAL BY JURY, AND THERE SHALL BE No JURY WHETHER THE CONTROVERSY OR CLAIM IS DECIDED BY ARBITRATION, BY JUDICIAL REFERENCE, OR BY TRIAL BY A JUDGE.

                       (b) Arbitration. Since this Agreement touches and concerns interstate commerce, an arbitration under this Agreement shall be conducted in accordance with the United States Arbitration Act (Title 9, United States Code), notwithstanding any choice of law provision in this Agreement. The Commercial Rules of the American Arbitration Association ("AAA") also shall apply. The arbitrator(s) shall follow the law and shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). The award of the arbitrator(s) shall be in writing and include a statement of reasons for the award. The award shall be final. Judgment upon the award may be entered in any court having jurisdiction, and no challenge to entry of judgment upon the award shall be entertained except as provided by Section 10 of the United States Arbitration Act or upon a finding of manifest injustice.

                       (c) Judicial Reference or Trial by a Judge. At the request of any party any controversy or claim under subparagraph (a) that is not submitted to arbitration as provided in subparagraph (b) shall be determined by reference to a referee appointed by the court who, sitting alone and without a jury, shall decide all questions of law and fact. The parties shall designate to the court a referee selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The referee shall be an active attorney or retired judge. If the court where the controversy is venued lacks the power to appoint a referee, the controversy instead shall be decided by trial by a judge without a jury.

                       (d) Self-Help. Foreclosure. and Provisional Remedies. No provision of this paragraph shall limit the right of any party to this Agreement to exercise self-help remedies such as setoff or repossession, to foreclose by power of sale or judicially against or sell any collateral or security, or to obtain any provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration under subparagraph (b), above. Neither the obtaining nor the exercise of any such remedy shall waive the right of either party to demand that the related or any other dispute or controversy be determined by arbitration as provided above.

                  13.05 Severability; Waivers. If any part of this Agreement is not enforceable, the rest of the Agreement may be enforced. The Bank retains all rights, even if it makes an advance after default. If the Bank waives a default, it may enforce a later default. Any consent or waiver under this Agreement must be in writing.

                  13.06 Reimbursement Costs. The Borrowers agree to reimburse the Bank immediately for any expenses it incurs in the preparation of this Agreement and any agreement or instrument required by this Agreement. Expenses include, but are not limited to, reasonable attorneys' fees, including any allocated costs of the Bank's in-house counsel, filing, recording and search fees, appraisal fees, title report fees and documentation fees.

                  13.07 Administration Costs. The Borrowers shall pay the Bank for all reasonable costs incurred by the Bank in connection with administering this Agreement.

                  13.08 Attorneys' Fees. The Borrowers shall reimburse the Bank for any reasonable costs and attorneys' fees incurred by the Bank in connection with the enforcement or preservation of any rights or remedies under this Agreement and any other documents executed in connection with this Agreement, and including any amendment, waiver, "workout" or restructuring under this Agreement. In the event of a lawsuit or arbitration proceeding, the prevailing party is entitled to recover costs and reasonable attorneys' fees incurred in connection with the lawsuit or arbitration proceeding, as determined by the court or arbitrator. In the event that any case is commenced by or against the Borrowers under the Bankruptcy Code (Title l l, United States
Code) or any similar or successor statute, the Bank is entitled to recover costs and reasonable attorneys' fees incurred by the Bank related to the preservation, protection, or enforcement of any rights of the Bank in such a case. As used in this paragraph, "attorneys' fees" includes the allocated costs of the Bank's in-house counsel.

                  13.09 Joint and Several Liability.

                           (a) Each Borrower agrees that it is jointly and
severally liable to the Bank for the payment of all obligations arising under this Agreement, and that such liability is independent of the obligations of the other Borrower(s) (or any guarantor). The Bank may bring an action against any Borrower, whether an action is brought against the other Borrower(s) (or any guarantor).

                           (b) Each Borrower agrees that any release which may
be given by the Bank to the other Borrower(s) (or any guarantor) will not release such Borrower from its obligations under this Agreement.

                           (c) Each Borrower waives any right to assert against
the Bank any defense, setoff, counterclaim, or claims which such Borrower may have against the other Borrower(s) or any other party (including any guarantor) liable to the Bank for the obligations of the Borrowers under this Agreement.

                           (d) Each Borrower agrees that it is solely
responsible for keeping itself informed as to the financial condition of the other Borrower(s) and of all circumstances which bear upon the risk of nonpayment. Each Borrower waives any right it may have to require the Bank to disclose to such Borrower any information which the Bank may now or hereafter acquire concerning the financial condition of the other Borrower(s).

                           (e) Each Borrower waives all rights to notices of
default or nonperformance by any other Borrower under this Agreement. Each Borrower further waives all rights to notices of the existence or the creation of new indebtedness by any other Borrower.

                           (f) The Borrowers represent and warrant to the Bank
that they each will derive benefit, directly and indirectly, from the collective administration and availability of credit under this Agreement. The Borrowers agree that the Bank will not be required to inquire as to the disposition by any Borrower of funds disbursed in accordance with the terms of this Agreement.

                           (g) Each Borrower waives any right of subrogation,
reimbursement, indemnification and contribution (contractual, statutory or otherwise), including without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11 of the U.S. Code) or any successor statute, which such Borrower may now or hereafter have against any other Borrower with respect to the indebtedness incurred under this Agreement, unless and until this Agreement is terminated and all debts to the Bank arising hereunder have been fully paid and satisfied. Each Borrower further waives any right to enforce any remedy which the Bank now has or may hereafter have against any other Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by the Bank.

                  13.10 One Agreement. This Agreement and any related security or other agreements required by this Agreement, collectively:

                           (a) represent the sum of the understandings and
agreements between the Bank and the Borrowers concerning this credit;

                           (b) replace any prior oral or written agreements
between the Bank and the Borrowers concerning this credit; and

                           (c) are intended by the Bank and the Borrowers as
the final, complete and exclusive statement of the terms agreed to by them. In the event of any conflict between this Agreement and any other agreements required by this Agreement, this Agreement will prevail.

                  13.11 Disposition of Schedules. The Bank will not be obligated to return any schedules, invoices, statements, budgets, forecasts, reports or other papers delivered by the Borrowers. The Bank will destroy or otherwise dispose of such materials at such time as the Bank, in its discretion, deems appropriate.

                  13.12 Credit Adjustments. Until the Bank exercises its rights to collect the accounts receivable as provided under any security agreement required under this Agreement, the Borrowers may continue their present policies for credit adjustments. If a credit adjustment is made with respect to any Acceptable Receivable, the amount of such adjustment shall no longer be included in the amount of such Acceptable Receivable in computing the Borrowing Base.

                  13.13 Verification of Receivables The Bank may at any time, either orally or in writing, request confirmation from any debtor of the current amount and status of the accounts receivable upon which such debtor is obligated.

                  13.14 Indemnification. The Borrowers will indemnify and hold the Bank harmless from any loss, liability, damages, judgments, and costs of any kind relating to or arising directly or indirectly out of (a) this Agreement or any document required hereunder, (b) any credit extended or committed by the Bank to the Borrowers hereunder, (c) any claim, whether well-founded or otherwise, that there has been a failure to comply with any law regulating the Borrowers' sales or leases to or performance of services for debtors obligated upon the Borrowers' accounts receivable and disclosures in connection therewith, and (d) any litigation or proceeding related to or arising out of this Agreement, any such document, any such credit, or any such claim. This indemnity includes but is not limited to attorneys' fees (including the allocated cost of in-house counsel). This indemnity extends to the Bank, its parent, its and its parent's subsidiaries (including BofA) and all of their directors, officers, employees, agents, successors, attorneys, and assigns. This indemnity Will survive repayment of the Borrowers' obligations to the Bank and this Agreement's termination. All sums due to the Bank hereunder shall be obligations of the Borrowers, due and payable immediately without demand.

                  13.15 Notices. All notices required under this Agreement shall be personally delivered or sent by first class mail, postage prepaid, to the addresses on the signature page of this Agreement, or to such other addresses as the Bank and the Borrowers may specify from time to time in writing.

                  13.16 Headings. Article and paragraph headings are for reference only and shall not affect the interpretation or meaning of any provisions of this Agreement.

                  13.17 Counterparts This Agreement may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.

                  13.18 Amendment and Restatement. This Agreement constitutes an amendment and restatement of the Business Loan Agreement, dated as of February 25, 1997, between Borrowers (or certain of them, as the case may be) and the Bank (the "Existing Loan Agreement"). The execution and delivery of this Agreement shall not constitute a novation, waiver, release or modification of any rights, claims or remedies of the Bank under the Existing Loan Agreement or otherwise, or any indebtedness or other obligations owing to the Bank under the Existing Loan Agreement or otherwise, based on any facts or events occurring or existing prior to the execution and delivery of this Agreement.

This Agreement is executed as of the date stated at the top of the first page.

BANK OF AMERICA, FSB                    EDUCATIONAL MEDICAL, INC.

By:                                     By:
   --------------------------------        -------------------------------
Typed Name                              Typed Name
          -------------------------               ------------------------
Title                                   Title    Vice President and Chief
     ------------------------------          -----------------------------
                                                 Officer
                                             -----------------------------
                                        Attest
                                              ----------------------------
                                        Typed Name        Morris C. Brown
                                                  ------------------------
                                        Title             Secretary
                                             -----------------------------

Address where notices to                Addresses where notices to
the Bank are to be sent:                the Borrowers are to be sent:

1230 Peachtree Street                   1327 Northmeadow Parkway
Suite 3600                              Suite 132
Atlanta, Georgia 30309                  Roswell, Georgia 30076

                                        ANDON COLLEGES, INC.

                                        By:
                                           -------------------------------
                                        Typed Name        Vince Pisano
                                                  ------------------------
                                        Title    Vice President and Chief
                                             ------------------------------
                                                 Officer
                                             ------------------------------
                                        Attest
                                              -----------------------------
                                        Typed Name        Morris C. Brown
                                                  -------------------------
                                        Title             Secretary
                                             ------------------------------
                                        Chief executive office:

                                        1327 Northmeadow Parkway
                                        Suite 132
                                        Roswell, Georgia 30076

                                        CALIFORNIA ACADEMY OF
                                        MERCHANDISING, ART AND
                                        DESIGN, INC.

                                        By:
                                           -------------------------------
                                        Typed Name  Vince Pisano
                                                  ------------------------
                                        Title     Vice President and Chief
                                                  ------------------------
                                                  Officer
                                                  ------------------------
                                        Attest
                                                  ------------------------
                                        Typed Name  Morris C. Brown
                                                  ------------------------
                                        Title     Secretary
                                                  ------------------------
                                        Chief executive office:

                                        1327 Northmeadow Parkway
                                        Suite 132
                                        Roswell, Georgia 30076

                                        DBS ACQUISITION CORP.

                                        By:
                                           -------------------------------
                                        Typed Name  Vince Pisano
                                                  ------------------------
                                        Title     Vice President and Chief
                                                  ------------------------
                                                  Officer
                                                  ------------------------
                                        Attest
                                                  ------------------------
                                        Typed Name   Morris C. Brown
                                                  ------------------------
                                                  Title  Secretary
                                                  ------------------------
                                        Chief executive office:

                                        1327 Northmeadow Parkway
                                        Suite 132
                                        Roswell, Georgia 30076

                                        DEST EDUCATION CORPORATION

                                        By:
                                           -------------------------------
                                        Typed Name  Vince Pisano
                                                  ------------------------
                                        Title     Vice President and Chief
                                                  ------------------------
                                                  Officer
                                                  ------------------------
                                        Attest
                                                  ------------------------
                                        Typed Name  Morris C. Brown
                                                  ------------------------
                                        Title     Secretary
                                                  ------------------------
                                        Chief executive office:

                                        1327 Northmeadow Parkway
                                        Suite 132
                                        Roswell, Georgia 30076

                                        ICM ACQUISITION CORP.

                                        By:
                                           -------------------------------
                                        Typed Name   Vince Pisano
                                                  ------------------------
                                        Title     Vice President and Chief
                                                  ------------------------
                                                  Officer
                                                  ------------------------
                                        Attest
                                                  ------------------------
                                        Typed Name    Morris C. Brown
                                                  ------------------------
                                        Title     Secretary
                                                  ------------------------
                                        Chief executive office:

                                        1327 Northmeadow Parkway
                                        Suite 132
                                        Roswell, Georgia 30076

                                        HBC ACQUISITION CORP.

                                        By:
                                           -------------------------------
                                        Typed Name  Vince Pisano
                                                  ------------------------
                                        Title     Vice President and Chief
                                                  ------------------------
                                                  Officer
                                                  ------------------------
                                        Attest
                                                  ------------------------
                                        Typed Name  Morris C. Brown
                                                  ------------------------
                                        Title     Secretary
                                                  ------------------------
                                        Chief executive office:

                                        1327 Northmeadow Parkway
                                        Suite 132
                                        Roswell, Georgia 30076

                                        MARIC LEARNING SYSTEMS

                                        By:
                                           -------------------------------
                                        Typed Name  Vince Pisano
                                                  ------------------------
                                        Title     Vice President and Chief
                                                  ------------------------
                                                  Officer
                                                  ------------------------
-                                        Attest
                                                  ------------------------
                                        Typed Name  Morris C. Brown
                                                  ------------------------
                                        Title     Secretary
                                                  ------------------------
                                        Chief executive office:

                                        1327 Northmeadow Parkway
                                        Suite 132
                                        Roswell, Georgia 30076

                                        MTSX ACQUISITION CORP.

                                        By:
                                           -------------------------------
                                        Typed Name  Vince Pisano
                                                  ------------------------
                                        Title     Vice President and Chief
                                                  ------------------------
                                                  Officer
                                                  ------------------------
                                        Attest
                                                  ------------------------
                                        Typed Name  Morris C. Brown
                                                  ------------------------
                                        Title     Secretary
                                                  ------------------------
                                        Chief executive office:

                                        1327 Northmeadow Parkway
                                        Suite 132
                                        Roswell, Georgia 30076

                                        OIOPT ACQUISITION CORP.

                                        By:
                                           -------------------------------
                                        Typed Name  Vince Pisano
                                                  ------------------------
                                        Title     Vice President and Chief
                                                  ------------------------
                                                  Officer
                                                  ------------------------
                                        Attest
                                                  ------------------------
                                        Typed Name  Morris C. Brown
                                                  ------------------------
                                        Title     Secretary
                                                  ------------------------
                                        Chief executive office:

                                        1327 Northmeadow Parkway
                                        Suite 132
                                        Roswell, Georgia 30076

                                        PALO VISTA COLLEGE OF NURSING
                                        AND ALLIED HEALTH
                                        SCIENCES, INC.

                                        By:
                                           -------------------------------
                                        Typed Name  Vince Pisano
                                                  ------------------------
                                        Title     Vice President and Chief
                                                  ------------------------
                                                  Officer
                                                  ------------------------
                                        Attest
                                                  ------------------------
                                        Typed Name  Morris C. Brown
                                                  ------------------------
                                        Title     Secretary
                                                  ------------------------
                                        Chief executive office:

                                        1327 Northmeadow Parkway
                                        Suite 132
                                        Roswell, Georgia 30076

                                        SACMD ACQUISITION CORP.

                                        By:
                                           -------------------------------
                                        Typed Name  Vince Pisano
                                                  ------------------------
                                        Title     Vice President and Chief
                                                  ------------------------
                                                  Officer
                                                  ------------------------
                                        Attest
                                                  ------------------------
                                        Typed Name  Morris C. Brown
                                                  ------------------------
                                        Title     Secretary
                                                  ------------------------
                                        Chief executive office:

                                        1327 Northmeadow Parkway
                                        Suite 132
                                        Roswell, Georgia 30076

                                        SCOTTSDALE EDUCATIONAL
                                        CENTER FOR ALLIED HEALTH
                                        CAREERS, INCORPORATED

                                        By:
                                           -------------------------------
                                        Typed Name  Vince Pisano
                                                  ------------------------
                                        Title     Vice President and Chief
                                                  ------------------------
                                                  Officer
                                                  ------------------------
                                        Attest
                                                  ------------------------
                                        Typed Name  Morris C. Brown
                                                  ------------------------
                                        Title     Secretary
                                                   -----------------------
                                        Chief executive office:

                                        1327 Northmeadow Parkway
                                        Suite 132
                                        Roswell, Georgia 30076

                                        NEBRASKA ACQUISITION CORP.

                                        By:
                                           -------------------------------
                                        Typed Name  Vince Pisano
                                                  ------------------------
                                        Title     Vice President and Chief
                                                  ------------------------
                                                  Officer
                                                  ------------------------
                                        Attest
                                                  ------------------------
                                        Typed Name  Morris C. Brown
                                                  ------------------------
                                        Title     Secretary
                                                  ------------------------
                                        Chief executive office:

                                        1327 Northmeadow Parkway
                                        Suite 132
                                        Roswell, Georgia 30076

                                        CHI ACQUISITION CORP.

                                        By:
                                           -------------------------------
                                        Typed Name  Vince Pisano
                                                  ------------------------
                                        Title     Vice President and Chief
                                                  ------------------------
                                                  Officer
                                                  ------------------------
                                        Attest
                                                  ------------------------
                                        Typed Name  Morris C. Brown
                                                  ------------------------
                                        Title     Secretary
                                                  ------------------------
                                        Chief executive office:

                                        1327 Northmeadow Parkway
                                        Suite 132
                                        Roswell, Georgia 30076

                                  SCHEDULE 3.1

                              Certain Acquisitions

                                  SCHEDULE 8.16

                                 [SUBSIDIARIES]

       Dest Education Corporation is a subsidiary of Andon Colleges, Inc.

                                  SCHEDULE 9.9
                                     [LIENS]

                                 [See attached]